SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): May 15, 2006

TVI CORPORATION

(Exact name of registrant as specified in its charter)

Maryland	0-10449	52-1085536
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

7100 Holladay Tyler Road, Glenn Dale, MD 20769

(Address of Principal Executive Offices)

(301) 352-8800

(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement

Employment Agreement with Chief Executive Officer

On May 15, 2006, TVI Corporation (the “Company” or “TVI”) entered into an Executive Employment Agreement (the “Agreement”), effective January 1, 2006, with Richard V. Priddy with respect to his continuing employment as President and Chief Executive Officer of the Company. The Agreement has a three-year term commencing January 1, 2006, and is subject to annual renewal thereafter. The Agreement replaces the prior three-year employment agreement between the Company and Mr. Priddy, the term of which expired on December 31, 2005.

Base Salary and Annual Incentive Awards. Mr. Priddy will be entitled to an annual base salary of $290,000 for 2006, subject to annual increase thereafter in the discretion of the Company’s Board of Directors based upon its evaluation of CEO performance. Mr. Priddy will also be entitled to an annual incentive award following the close of each year during the term for which Company net profit exceeds a floor amount, provided he remains employed by the Company through the close of the year. The annual incentive award is calculated under the Agreement utilizing a two-tiered percentage of the Company’s net income; provided that, in no event will the amount of the annual incentive award for any one year exceed 100% of Mr. Priddy’s then-current base salary.

Incentive Stock Option Grants. Each year during the term of the Agreement, Mr. Priddy will be granted incentive stock options pursuant to the Company’s Amended and Restated 1998 Incentive Stock Option Plan to acquire 50,000 shares of TVI Common Stock. All options will be issued at an exercise price equal to the market price on the date of grant and carry a seven-year term, vesting ratably over three years. In addition, all such options will vest in full and become exercisable in the event of Mr. Priddy’s termination of employment by (i) the Company without Cause, (ii) Mr. Priddy for Good Reason, or (iii) Mr. Priddy’s death or disability. Mr. Priddy will also be eligible to participate in all other Company incentive plans and equity programs for which he is eligible.

Severance. In the event of the termination of Mr. Priddy’s employment either by the Company without Cause or by Mr. Priddy for Good Reason, the Company will continue to pay Mr. Priddy his base salary and provide standard group health benefits for a period equal to the balance of the initial or renewal contract term; provided that, if such termination occurs within one year following a Change of Control, the post-term base salary/health benefit continuation period will be the greater of: (i) 12-months, or (ii) the remaining portion of initial three-year contract term and Mr. Priddy additionally will be entitled to receive a prorated portion of the annual incentive award for the year during which such termination occurs, based upon the number of full months actually worked prior to such termination. Group health plan benefits will be continued post-term to the extent permitted by COBRA.

Other Benefits. Mr. Priddy is also entitled to participate generally in all retirement, savings, welfare and other employee benefit plans and arrangements provided to other executive officers of the Company and will receive long-term disability insurance covering 60% of his base salary up to age 65, and an automobile benefit.

The foregoing description of the Agreement is only a summary, and is qualified in its entirety by the full text of the Agreement, which is attached hereto as Exhibit 10.2 and incorporated herein by reference. The capitalized terms used in the foregoing summary are as defined in the Agreement.

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2006/2007 Board Compensation Program

On May 15, 2006, the Company’s Board of Directors (the “Board”) approved the Company’s 2006/2007 Non-employee Director Compensation Program, which is summarized below.

Annual Cash Retainer; Annual Stock/Option Awards. Non-employee directors receive an annual retainer of $25,000, payable quarterly in advance. Non-employee directors also receive an annual award of $25,000 in restricted shares of TVI Common Stock. Accordingly, on the date of the 2006 Annual Stockholders’ Meeting held on May 15, 2006, each non-employee director received 7,256 shares of restricted TVI stock. All such shares are restricted as to sale or other transfer for a one-year period following the date of issuance; provided that, such restriction will lapse immediately in the event of the death or disability of the director. Additionally, upon their initial election to the Board, non-employee directors receive an award of non-qualified options covering 25,000 shares of TVI Common Stock with an exercise price equal to the market price as of the grant date. Accordingly, on the date of the 2006 Annual Stockholders’ Meeting, Mr. Yount received a non-qualified stock option covering 25,000 shares of TVI Common Stock with an exercise price of $3.44. The form of both the Non-employee Director Stock Option Agreement and the Stock Grant and Restriction Agreement are attached as Exhibits 99.1 and 99.2, respectively, to the Company’s Current Report on Form 8-K, dated May 27, 2005, and are hereby incorporated by reference.

Board and Committee Meeting Attendance Fees; Chair Fees. Non-employee directors will receive meeting fees of $1,500 for each Board meeting attended and $750 for each Standing Committee (i.e., Audit, Compensation, Governance and Strategic) meeting attended that is held on a day other than a scheduled Board or other Standing Committee meeting. Board members serving as a chair of a Standing Committee will receive an annual cash retainer of $7,500, payable quarterly in advance. Additionally, the Chairman of the Board will receive an annual retainer of $22,500, payable monthly in advance.

Expenses. The Company reimburses all directors for expenses reasonably and actually incurred to attend meetings of the Board or its Standing Committees promptly after such expense is incurred and upon the presentation of appropriate documentation.

Directors that are employees of the Company will not receive separate compensation for their Board service.

A copy of a summary outlining the terms of non-employee director compensation is filed as Exhibit 99.3 to this Current Report on Form 8-K and is hereby incorporated by reference.

Section 9 - Financial Statements and Exhibits

Item 9.01 Financial Statements and Exhibits.

(a)	Not applicable.

(b)	Not applicable.

(c)	Exhibits.

10.2*	Executive Employment Agreement, dated as of May 15, 2006, between the Registrant and Richard V. Priddy

99.1	Form of Non-Employee Director Stock Option Agreement (incorporated by reference to the Company’s Form 8-K dated May 27, 2005)

99.2	Form of Non-Employee Director Stock Grant and Restriction Agreement (incorporated by reference to the Company’s Form 8-K dated May 27, 2005)

99.3	Summary of 2006/2007 Non-Employee Director Compensation Program

*	Confidential treatment requested for certain portions of this Exhibit pursuant to Rule 24b-2 of the Securities and Exchange Act of 1934, as amended, which portions are omitted and filed separately with the U.S. Securities and Exchange Commission.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TVI CORPORATION
(Registrant)

Date: May 18, 2006	By:	/s/ George J. Roberts
	Name:	George J. Roberts
	Title:	Senior Vice President and Chief Financial Officer

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EXHIBIT INDEX

Exhibit No.	Description
10.2*	Executive Employment Agreement, dated as of May 15, 2006, between the Registrant and Richard V. Priddy

99.1	Form of Non-Employee Director Stock Option Agreement (incorporated by reference to the Company’s Form 8-K dated May 27, 2005)

99.2	Form of Non-Employee Director Stock Grant and Restriction Agreement (incorporated by reference to the Company’s Form 8-K dated May 27, 2005)

99.3	Summary of 2006/2007 Non-Employee Director Compensation Program

*	Confidential treatment requested for certain portions of this Exhibit pursuant to Rule 24b-2 of the Securities and Exchange Act of 1934, as amended, which portions are omitted and filed separately with the U.S. Securities and Exchange Commission.

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